Accrued Liabilities And Other Current Liabilities - Summary of Accrued Liabilities and Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Payables and Accruals [Abstract]
Accrued payroll and welfare	¥ 43,548	$ 6,227	¥ 47,098
Other taxes and surcharge	16,382	2,343	14,458
Accrued reimbursement expenses	8,438	1,207	9,611
Others	12,493	1,786	18,331
Total	¥ 80,861	$ 11,563	¥ 89,498